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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-56410) and Form S-8 (Nos. 333-17379 and 333-65854) of SeaChange International, Inc. of our report dated March 1, 2002, except for the second paragraph of Note 7, as to which the date is April 23, 2002, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
April 29, 2002